HALTER POPE
                                 USX CHINA FUND
                              ADVISOR CLASS SHARES

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                     TABLE OF CONTENTS
                                                                                    PROSPECTUS
The Fund's Investment Objective                                                   June 13, 2005
and Principal Investment Strategy................    2
Principal Risks of Investing in the Fund.........    3
Past Performance.................................    4
Fees and Expenses of the Fund....................    5                              Managed By
Financial Highlights.............................    6
Management.......................................    6                      Pope Asset Management, LLC
Administration ..................................    7                          5100 Poplar Avenue
Investing in the Fund............................    7                              Suite 512
Purchasing Shares................................    8                       Memphis, Tennessee 38137
Redeeming Shares.................................   10
Additional Information About Purchases
  and Redemptions................................   11
Distributions....................................   13
Federal Taxes....................................   13
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      This Prospectus includes important information about the Halter Pope USX
China Fund (the "Fund"), a series of the Pope Family of Funds (the "Trust"), which you should know before investing. This Prospectus relates to the Advisor
Class of shares, currently the only class of shares offered by the Fund. You should read the Prospectus and keep it for future reference. For questions or for Shareholder Services, please call 877.244.6235.

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These securities have not been approved or disapproved by the Securities and
Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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        The Fund's Investment Objective and Principal Investment Strategy

      The Fund's investment objective is long-term growth of capital. The Fund's investment objective may be changed without shareholder approval.

      To meet its investment objective, the Fund normally invests over 80% of its assets in equity securities issued by companies listed on the Halter USX China Index (the "Halter China Index"). While the Fund will invest primarily in equity securities included in the Halter China Index, the Fund is not an index fund and does not track the Halter China Index. The Fund's investment adviser, Pope Asset Management, LLC (the "Adviser"), actively manages the Fund's portfolio based on the Fund's investment objective and strategy by primarily investing in stocks of companies listed on the Halter China Index.

      To determine which companies to invest in out of those in the Halter China Index, the Adviser:

      o Evaluates a number of fundamental factors and criteria for each company using the Adviser's proprietary methodology to perform a "bottom up" analysis of the company;

      o Analyzes each company's management team, products and market, current earnings and profits, and future earnings potential;

      o Uses proprietary mathematical formulas to determine an estimated value for each company's stock based on a number of criteria including, without limitation, earnings multiples, growth rates, and earnings potential; and

      o Seeks to purchase stocks of companies that it believes are trading at significant discounts to their estimated long-term value.

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The Halter USX China Index was created in 2003 by Halter Financial Group, Inc.
("Halter"), which selects the companies in the index. To be eligible for selection, , a company must (i) have average market capitalization of more than $50 million for the preceding 40 days, (ii) be listed on a US exchange (e.g., the New York Stock Exchange (NYSE), American Stock Exchange (AMEX), or National Association of Securities Dealers Automated Quotation (NASDAQ) system), and
(iii) conduct a majority of its business, as determined by Halter, within the People's Republic of China. In addition, Halter may consider other factors, including the size of the public float, liquidity and fundamentals of all existing and potential constituents. Halter reviews the component stocks of the Index on a monthly basis and makes adjustments on a quarterly basis at the discretion of its selection committee. Halter calculates the Index using a modified market-cap weighted methodology. Halter monitors and adjusts the Index for company additions and deletions, share changes (issuances or repurchases), stock splits, dividends, rights offerings and stock price adjustments due to restructurings or spinoffs. As of May 31, 2005, the Halter China Index included 47 companies with an average market capitalization of $7.3 billion.
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      The Adviser will adjust the weightings of the stocks in the Fund's portfolio from time to time based on its proprietary models and analysis. The Adviser will generally sell stocks from the Fund's Portfolio when the Adviser determines that they have limited or no long-term growth prospects, or when the Adviser believes other companies in the Halter China Index represent better opportunities.

      While the Fund primarily invests in common stocks, the Fund may also invest in any other securities issued by companies included in the Halter China Index including, without limitation, preferred stock, convertible bonds, convertible preferred stock and warrants. In addition, the Fund may invest from time to time in securities of companies outside the Halter China Index, subject to the 80% investment requirement described above.

      Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

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      Non-Diversified Fund. The Fund is a "non-diversified" investment company.
Many mutual funds elect to be "diversified" funds that, as to 75% of their assets, cannot invest more than 5% of their assets in any one security at any given time. A non-diversified fund is not subject to this limitation, and so it may hold a relatively small number of securities in its portfolio. Even a non-diversified fund has to have some diversification for tax purposes. In order to deduct dividends distributed to shareholders under the tax code, mutual funds are required, at the end of each quarter of the taxable year, to have (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). As a non-diversified investment company, the Fund may hold a small number of equity securities, but in no event fewer than 12, which is the minimum number of companies a non-diversified investment company regulated under the Investment Company of 1940 may invest in.

      Portfolio Turnover. Although the Fund's strategy emphasizes longer-term investments that typically result in portfolio turnover less than 50%, the Fund may, from time to time, have a higher portfolio turnover when the Adviser's implementation of the Fund's investment strategy or a temporary defensive position results in frequent trading. Since the Fund's trades cost the Fund a brokerage commission, high portfolio turnover may have a significant adverse impact on the Fund's performance. In addition, because sales of securities in the Fund's portfolio may result in taxable gain or loss, high portfolio turnover may result in significant tax consequences for shareholders.

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"Portfolio Turnover" is a ratio that indicates how often the securities in a mutual fund's portfolio change during a year's time. In general, higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.
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      Additional Information About the Fund's Investment Objective and Strategy.
An investment in the Fund should not be considered a complete investment program. Your investment needs will depend largely on your financial resources and individual investment goals and objectives and you should consult with your financial professional before making an investment in the Fund.

      Additional Information About the Halter China Index. The Halter China Index is owned by USX, Inc. ("USX"), which is a wholly-owned subsidiary of Halter. USX's only relationship to the Fund and the Trust is USX's licensing of certain USX trademarks, trade names and indexes, which are composed by USX independently of the Trust, the Fund, the Adviser or any investor. For more information regarding the Halter China Index, see http://www.usxchinaindex.com.

                    Principal Risks of Investing in the Fund

      All investments carry risks, and investment in the Fund is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Fund. To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are generally set forth below:

o Market risk - Stock prices are volatile. Market risk refers to the risk that the value of securities in the Fund's portfolio may decline due to daily fluctuations in the securities markets generally. The Fund's performance per share will change daily based on many factors that may generally affect the stock market, including fluctuation in interest rates, national and international economic conditions and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Fund's portfolio) may decline, regardless of their long-term prospects.

o Geographic concentration in China - The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the China market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. China's central government has historically exercised substantial control over the Chinese economy through administrative regulation and/or state ownership. Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which the Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, including those from Taiwan and North Korea, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.

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o     Government relationships risk - While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an "Adverse Government").
      If the Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies' reputation and price in the market will be adversely affected.

o Foreign exposure risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

o Small company risk - From time to time, the Fund may be substantially invested in stocks of smaller companies. Stocks of smaller companies may have more risks than those of larger companies. In general, smaller companies have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile than those of larger companies.

o Management style risk - Different styles of management tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund intends to invest in value-oriented stocks (stocks that the Adviser believes are undervalued), the Fund's performance may at times be better or worse than the performance of similar funds that focus on other types of stocks (e.g., "growth" stocks selected for growth potential), or that have a broader investment style.

o Business and sector risk - From time to time, a particular set of circumstances may affect a particular industry or certain companies within an industry, while having little or no impact on other industries or other companies within the industry. For instance, economic or market factors; regulation or deregulation; and technological or other developments may negatively impact all companies in a particular industry. To the extent the Fund invests heavily in a particular industry that experiences such a negative impact, the Fund's portfolio will be adversely affected.

o Non-diversified fund risk - In general, a non-diversified fund may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

o Interest rate risk - Increases in interest rates typically lower the present value of a company's future earnings stream. Since the market price of a stock changes continuously based upon investors' collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

o Issuer risk - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

o New fund risk - The Fund is a newly-formed entity and, although the Adviser manages separate accounts it has not previously managed an investment company registered under the Investment Company Act of 1940. Accordingly, investors in the Fund bear the risk that the Adviser's inexperience managing a mutual fund may limit its effectiveness.

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                                Past Performance

         The Fund is a new investment company that began operations in June 2005, so performance information is not yet available. However, you may request a copy of the Fund's Annual and Semi-Annual Reports once they become available, at no charge, by calling the Fund.

                          Fees and Expenses of the Fund

      The following tables are designed to help you understand the expenses paid by shareholders in the Fund. Actual expenses may be different from those shown. These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

      Shareholder Fees (fees paid directly from your investment)
      ----------------------------------------------------------

      Maximum Sales Charge (Load) Imposed on Purchases (as a
          percentage of offering price). .........................       None
      Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever
          is less) ...............................................     1.00%(1)
      Sales Charge (Load) Imposed on Reinvested Dividends.........       None
      Redemption Fees (as a % of amount redeemed).................       None
      Exchange Fees...............................................       None

                        Annual Fund Operating Expenses(2)
                    (expenses that are deducted from assets)

      Management Fees.............................................       1.25%
      Distribution and/or Service (12b-1) Fees  ..................       1.00%
      Other Expenses..............................................       0.75%
      Total Annual Fund Operating Expenses........................     3.00%(3)

(1) Shareholders pay a 1.00% contingent deferred sales charge (CDSC) if Advisor Class shares (the "Shares") are redeemed within one year of purchase.

(2) Since the Fund is newly organized, expenses in the chart are estimated.

(3) The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under the Rule 12b-1
Plan) for the fiscal year ending May 31, 2006. As a result, the Fund's "Total Annual Fund Operating Expenses" (excluding interest, taxes, sales loads, brokerage fees and commissions and extraordinary expenses) will be limited to 3.00% of average daily net assets of the Fund, as indicated in the table. It is expected that the Expense Limitation Agreement will continue from year-to-year, provided such continuance is approved by the Board of Trustees of the Fund.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 year               3 years
          Fund Shares                  $303                 $927

                              Financial Highlights

      The Fund began operations in June 2005, so historic financial information is not yet available.

                                   Management

      Investment Adviser. Pope Asset Management, LLC serves as the Fund's investment adviser that manages the investments in the Fund's portfolio. The Adviser's principal office is located at 5100 Poplar Avenue, Suite 512, Memphis, Tennessee 38137. The Adviser has been engaged in the investment advisory business since 2000 and, as of December 31, 2004, managed in excess of $250 million in assets.

      The Adviser has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, under which the Adviser selects the securities and manages the investments for the Fund, subject to the oversight of the Fund's Board of Trustees (the "Trustees"). Under the Advisory Agreement, the Fund pays the Adviser a monthly fee based on an annualized rate of 1.25% of the average daily net asset value of the Fund. The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses," as indicated in the fee table on page 5. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees.

      The Adviser is controlled by William P. Wells, who owns a controlling equity interest in the Adviser. Mr. Wells founded the Adviser in 2000, and has worked in the investment management business for approximately 20 years. He is the senior portfolio manager for the Adviser. Mr. Wells previously worked in the Private Wealth Management division of Goldman Sachs, where he was a vice-president working primarily with family groups throughout the southeastern United States. He was at Goldman Sachs from 1985 until founding the Adviser. Mr. Wells received an A.B. in Economics with Honors from the University of Mississippi in 1980, and an M.B.A. from the Amos Tuck Business School at Dartmouth College in 1985.

      Mr. Wells and Stephen L. Parr serve as portfolio managers for the Fund. Mr. Parr has been a macro economic and portfolio analyst for the Adviser since 2002, with the additional responsibility of identifying individual and international company stocks. From 1977 through 1995, he worked as a vice-president and international specialist at Goldman Sachs performing portfolio management for individuals. Since 1995, Mr. Parr has provided financial and strategic advice to a number of private and public companies as an independent consultant. Mr. Parr is originally from Little Rock, Arkansas, and attended Vanderbilt University on a football scholarship, majoring in East Asian history, where he graduated in 1975 with a B.A. in East Asian History and Finance. He received an M.B.A. from Emory University in 1977, with a concentration in Finance.

      The Statement of Additional Information provides additional information about Mr. Wells' and Mr. Parr's compensation, other accounts they manage and their ownership of securities in the Fund.

      Board of Trustees. The Fund is a series of the Pope Family of Funds, an open-end management investment company organized as a Delaware statutory trust on February 25, 2005. The Board of Trustees of the Trust supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund's business affairs.

                                 Administration

      Custodian. U.S. Bancorp (the "Custodian") serves as the custodian of the Fund's securities.

      Fund Administration and Distribution. Matrix Capital Group, Inc. ("Matrix") serves as the Fund's administrator providing the Fund with administrative, accounting and compliance services. In addition, Matrix serves as the transfer agent and dividend-disbursing agent of the Fund. As indicated below under the caption "Investing in the Fund," Matrix will handle your orders to purchase and redeem Shares of the Fund, and will disburse dividends paid by the Fund.

      Distribution of Shares. Matrix also serves as the Fund' principal underwriter. Matrix may sell the Fund's Shares to or through qualified securities dealers or other approved entities. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to the Distribution Plan, the Fund may compensate or reimburse Matrix for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Shares (this compensation is commonly referred to as "12b-1 fees"). Sales charges (including without limitation the CDSC and 12b-1 fees) may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees. Matrix may also retain a portion of these fees as the Fund's distributor.

      Certain Expenses. In addition to the 12b-1 fees and the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation, the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

                              Investing in the Fund

      Minimum Initial Investment. The Fund's Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell Shares in the Fund. The minimum initial investment for the Fund is generally $2,500 for regular accounts and $1,000 for IRA accounts. The Fund may, at the Adviser's sole discretion, accept accounts with less than the minimum investment.

      Determining the Fund's Net Asset Value. The price at which you purchase or redeem Shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding Shares of the Fund. The net asset value per Share of the Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

      In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation. The Fund's fair value policy is intended to ensure that the Fund's pricing of securities without current market quotations fairly reflects their values as of the time of pricing.

      Other Matters. Purchases and redemptions of Shares by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

                                Purchasing Shares

      Opening a New Account. To open an account with the Fund, take the following steps:

      1. Complete the enclosed Account Application. Be sure to indicate the type of account you wish to open and the amount of money you wish to invest. The application must contain your name, date of birth, address and Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

      2. Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars. For regular mail orders, mail your completed application along with your check or money order made payable to the "Halter Pope USX China Fund" to:

            Pope Family of Funds
            C/o Matrix Capital Group
            630 Fitzwatertown Road
            Willow Grove, Pennsylvania 19090-1904

      If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted. The Fund will charge the prospective investor a $20 fee for cancelled checks and may redeem Shares of the Fund already owned by the prospective investor or another identically registered account for such fee. The prospective investor will also be responsible for any losses or expenses incurred by the Fund or the Administrator in connection with any cancelled check.

      Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call 877.244.6235, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your financial institution use the following wire instructions:

            U.S. Bank, N.A.
            Cincinnati, OH
            ABA#042000013
            For the account of: Halter Pope USX China
            Fund Acct # 130107147741
            For further credit to (shareholder name and Fund account number)

      Additional Investments. You may add to your account by mail or wire at any time by purchasing Shares at the then current public offering price. The minimum additional investment for any account is $250, except under the automatic investment plan discussed below. Before adding funds by bank wire, please call the Fund at 877.244.6235 and follow the above directions for bank wire purchases. Please note that, in most circumstances, there will be a bank charge for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment. The Fund may, at the Adviser's sole discretion, accept additional investments for less than the minimum additional investment.

      Automatic Investment Plan. Shareholders who have met the Fund's minimum investment criteria may participate in the Fund's automatic investment plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in Shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder's checking account for the amount specified ($100 minimum), which will automatically be invested in Shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by so notifying the Fund in writing.

      Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. In addition, if after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

      Other Information. In connection with all purchases of Fund Shares, we observe the following policies and procedures:

      o We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by Matrix as the Fund's transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern time) are confirmed at that day's public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to Matrix on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

      o     We do not accept third party checks for any investments.

      o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

      o We may refuse to accept any purchase request for any reason or no reason.

      o We mail you confirmations of all your purchases or redemptions of Fund Shares.

      o     Certificates representing Shares are not issued.

                                Redeeming Shares

      Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

            Pope Family of Funds
            c/o Matrix Capital Group, Inc.
            630 Fitzwatertown Road
            Building A, 2nd floor
            Willow Grove, PA  19090-1904

      Regular mail redemption requests should include the following:

      (1) Your letter of instruction specifying the Fund, account number and number of Shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

      (2) Any required signature guarantees (see "Signature Guarantees" below); and

      (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

      Your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased Shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 10 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

      Telephone and Bank Wire Redemptions. Unless you specifically decline the telephone transaction privileges on your account application, you may redeem Shares of the Fund by calling 877.244.6235; provided that you confirm your telephone instructions later in writing. The Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax# 215.830.8995). The confirmation instructions must include the following:

      (1)   Name of Fund;

      (2)   Shareholder name(s) and account number;

      (3)   Number of Shares or dollar amount to be redeemed;

      (4)   Instructions for transmittal of redemption funds to the shareholder;
            and

      (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

      Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of Shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

      Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to insure instructions are genuine.

      Minimum Account Size. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder's account if, as a result of redemptions or transfers (but not required IRA distributions), the account's balance falls below the minimum initial investment required for your type of account (see "Minimum Initial Investment" above). The Fund will notify you if your account falls below the required minimum. If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

      Redemptions In Kind. The Fund does not intend, under normal circumstances, to redeem its Shares by payment in kind. However, the Fund reserves the right to meet redemption requests by payment in kind where it believes it is in the best interest of the Fund and the remaining shareholders. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold.

      Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

      Contingent Deferred Sales Charges. If you redeem your Shares within the first year of purchase you may be subject to a CDSC as described above under "Fees and Expenses." To determine if the CDSC applies to a redemption, the Fund redeems Shares in the following order: (i) Shares acquired by reinvestment of dividends and capital gains distributions; and then (ii) Shares held for the longest period.

      The Fund will waive the CDSC if requested in the following circumstances:

      o Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability. The waiver is available only for Shares held at the time of death or initial determination of permanent disability.

      o     Mandatory distributions from a tax-deferred retirement plan or IRA.

If you wish to request that the CDSC be waived for one of the reasons stated above, contact your financial representative, broker-dealer or the Fund. Such waiver requests must be made at the time of redemption.

             Additional Information About Purchases and Redemptions

      Purchases through Securities Firms. The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, accepts the order. Orders will be priced at the next calculation of the Fund's net asset value after the authorized broker or broker-authorized designee receives the orders. Investors may also be charged a fee by a broker or agent if Shares are purchased through a broker or agent.

      Telephone Purchases by Securities Firms. Brokerage firms that are NASD members may telephone Matrix at 877.244.6235 and buy Shares for investors who have investments in the Fund through the brokerage firm's account with the Fund. By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund nor Matrix shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if Matrix fails to follow these established procedures, it may be liable. The Fund may modify or terminate these telephone privileges at any time.

      Disruptive Trading and Market Timing. The Fund is not intended for or suitable for market timers, and market timers are discouraged from becoming investors. The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if the Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

      o an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

      o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

You should note that, because the Fund invests primarily in securities of foreign companies that are traded on U.S. exchanges, the Fund may be more susceptible to market timing than mutual funds investing primarily in U.S. companies.

      In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading. In general, each Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading. A "roundtrip transaction" is one where a shareholder buys and then sells, or sells and then buys, Shares within 30 days. While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

      In determining the frequency of roundtrip transactions, the Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading. The Fund will be unable to measure roundtrip transactions for purchases through broker-dealer or similar omnibus accounts, since omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the Fund.

      Notwithstanding the foregoing, the Fund may also take action if a shareholder's trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable Shares are held longer than 30 days. In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement. The Fund also imposes a CDSC and a redemption fee on redemptions of Shares within one year, each of which has the effect of discouraging Disruptive Trading in Fund Shares. In addition,

      The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

      Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available from the Fund or on the SEC's web site, www.sec.gov.

                                  Distributions

      The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional Shares (or fractions thereof) of the Fund.

                                  Federal Taxes

      The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences of investing in the Fund.

      Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund Shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund Shares. Distributions may be subject to state and local taxes, as well as federal taxes.

The table to the right can provide a guide for your potential tax liability when selling Fund Shares.

"Short-term capital gains" applies to fund shares sold up to 12 months after buying them. "Long-term capital gains" applies to shares held for more than 12 months.

--------------------------------------------------------------------------------
                          Taxability of Distributions
                          ---------------------------

                          Tax rate for                  Tax rate for
Type of distribution      15% bracket                   25% bracket or above
--------------------      -----------                   --------------------

Income dividends          Long Term Capital Gains       Long Term Capital Gains
                          Rate                          Rate

Short-term capital gains  Ordinary Income Rate          Ordinary Income Rate
Long-term capital gains   5%                            15%
--------------------------------------------------------------------------------

      Shareholders should consult with their own tax advisers to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

--------------------------------------------------------------------------------
                           HALTER POPE USX CHINA FUND
--------------------------------------------------------------------------------

      Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      Also, a Statement of Additional Information about the Fund has been filed with the Securities and Exchange Commission. This Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Fund.

      The Fund's annual and semi-annual reports and the Fund's Statement of Additional Information are available without charge upon written request to Halter Pope USX China Fund C/o Matrix Capital Group, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090-1904 or by calling us at 877.244.6235.

      You can also review or obtain copies of these reports by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the Public Reference Room Section of the Commission, Washington, DC 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

      Reports and other information about the Fund can also be viewed online on the Commission's Internet site at http://www.sec.gov.

           Pope Family of Funds Investment Act File Number: 811-21726